                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

            KNOW BY ALL THESE PRESENTS, that the undersigned director of W-H Energy Services, Inc. hereby constitutes and appoints Kenneth T. White, Jr. and Jeffrey L. Tepera, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement on Form S-1 under the Securities Act of 1933, including any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed this 30 day of May, 2001.


                                       /s/ John W. Jordan II
                                       ---------------------
                                       John W. Jordan II

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

            KNOW BY ALL THESE PRESENTS, that the undersigned director of W-H Energy Services, Inc. hereby constitutes and appoints Kenneth T. White, Jr. and Jeffrey L. Tepera, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement on Form S-1 under the Securities Act of 1933, including any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed this 30 day of May, 2001.


                                       /s/ David W. Zalaznik
                                       ---------------------
                                       David W. Zalaznik

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

            KNOW BY ALL THESE PRESENTS, that the undersigned director of W-H Energy Services, Inc. hereby constitutes and appoints Kenneth T. White, Jr. and Jeffrey L. Tepera, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement on Form S-1 under the Securities Act of 1933, including any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed this 30 day of May, 2001.


                                       /s/ Jonathan F. Boucher
                                       -----------------------
                                       Jonathan F. Boucher

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

            KNOW BY ALL THESE PRESENTS, that the undersigned director of W-H Energy Services, Inc. hereby constitutes and appoints Kenneth T. White, Jr. and Jeffrey L. Tepera, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement on Form S-1 under the Securities Act of 1933, including any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed this 30 day of May, 2001.


                                       /s/ J. Jack Watson
                                       ------------------
                                       J. Jack Watson

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

            KNOW BY ALL THESE PRESENTS, that the undersigned director of W-H Energy Services, Inc. hereby constitutes and appoints Kenneth T. White, Jr. and Jeffrey L. Tepera, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement on Form S-1 under the Securities Act of 1933, including any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed this 30 day of May, 2001.


                                       /s/ Christopher Mills
                                       ---------------------
                                       Christopher Mills

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

            KNOW BY ALL THESE PRESENTS, that the undersigned director of W-H Energy Services, Inc. hereby constitutes and appoints Kenneth T. White, Jr. and Jeffrey L. Tepera, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement on Form S-1 under the Securities Act of 1933, including any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed this 30 day of May, 2001.


                                       /s/ Robert H. Whilden, Jr.
                                       --------------------------
                                       Robert H. Whilden, Jr.

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

            KNOW BY ALL THESE PRESENTS, that the undersigned director of W-H Energy Services, Inc. hereby constitutes and appoints Kenneth T. White, Jr. and Jeffrey L. Tepera, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement on Form S-1 under the Securities Act of 1933, including any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed this 30 day of May, 2001.


                                       /s/ Milton L. Scott
                                       -------------------
                                       Milton L. Scott